FORM OF
                          CONSENT OF PERSONS ABOUT TO
                                BECOME DIRECTORS




In accordance with Rule 438 under the Securities Act of 1933, the undersigned hereby consent to being referenced in the Registration Statement on Form N-1A for Portfolio Partners, Inc. as persons about to become directors of Portfolio Partners, Inc.




/s/ Peter C. Aldrich               7/25/97
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    Peter C. Aldrich                Date

/s/ Edward Lowenthal               7/25/97
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    Edward Lowenthal                Date

/s/ Daniel P. Kearney              7/25/97
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    Daniel P. Kearney               Date